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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                Amendment No. 1

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 16, 1999


                          CHANCELLOR MEDIA CORPORATION
               (Exact name of Registrant as specified in charter)

          DELAWARE                      0-21570                 75-2247099
(State or other jurisdiction    (Commission file number)     (I.R.S. employer
     of incorporation)                                      identification no.)

                   CHANCELLOR MEDIA CORPORATION OF LOS ANGELES
               (Exact name of Registrant as specified in charter)

          DELAWARE                    333-32259                 75-2451687
(State or other jurisdiction   (Commission file number)      (I.R.S. employer
     of incorporation)                                      identification no.)

                    1845 WOODALL RODGERS FREEWAY, SUITE 1300
                               DALLAS, TEXAS 75201
                    (Address of principal executive offices)

       Registrants' telephone number, including area code: (214) 922-8700


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This Amendment to the Current Report on Form 8-K dated April 16, 1999 and filed on May 3, 1999 by Chancellor Media Corporation and Chancellor Media Corporation of Los Angeles is submitted to provide the exhibit as noted below.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (c) Exhibits

2.54 Asset Purchase Agreement, dated as of August 14, 1998, by and among Chancellor Media Corporation of Illinois, Chancellor Media Illinois License Corp. and ABC, Inc.*


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*Filed herewith.


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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHANCELLOR MEDIA CORPORATION
                                     CHANCELLOR MEDIA CORPORATION OF LOS ANGELES




Date:  May 5, 1999                   By: /s/ ANDREA ARCHER HULCY
                                       -----------------------------------------
                                         Andrea Archer Hulcy
                                         Vice President and Controller


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                                    EXHIBIT
                                     INDEX

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
2.54                     Asset Purchase Agreement, dated as of
                         August 14, 1998, by and among
                         Chancellor Media Corporation of Illinois,
                         Chancellor Media Illinois License Corp.
                         and ABC, Inc.